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                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 6, 1999



COMMISSION          REGISTRANT; STATE OF INCORPORATION;           IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER           IDENTIFICATION NO
-----------            -----------------------------           -----------------


1-9513                       CMS ENERGY CORPORATION                 38-2726431
                            (A MICHIGAN CORPORATION)
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                (313) 436-9261


1-5611                      CONSUMERS ENERGY COMPANY               38-0442310
                            (A MICHIGAN CORPORATION)
                            212 WEST MICHIGAN AVENUE
                                JACKSON, MICHIGAN
                                 (517) 788-1030


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ITEM 5.  OTHER EVENTS.

        CMS Energy Corporation announced today that its utility subsidiary, Consumers Energy, has reached agreement with a broad coalition of Michigan industrial and commercial customers, other utilities and independent power producers to support specific legislation on electric restructuring in Michigan.

        The legislation provides for customer choice of power supplies by January 2002 and full recovery of stranded costs by utilities. It also provides for a three-year rate freeze for all customers of the utility who choose to remain with the utility as their electric supplier. As a result of Consumers Energy's agreement with its customers on the legislation, ABATE (a coalition of Michigan industrial and commercial customers) and Consumers Energy filed a motion today that the Michigan Public Service Commission (MPSC) suspend an ABATE electric rate complaint proceeding at the MPSC pending the enactment of the proposed legislation which is expected to be considered during the first quarter of next year.

        Copies of the Company's press release announcing these developments, the joint press release of the Michigan Chamber of Commerce and the Michigan Manufacturers Association announcing the broad support for this legislation as well as the joint motion of ABATE and Consumers Energy to suspend proceedings pending before the MPSC are filed as exhibits to this report.

ITEM 7.  EXHIBITS

     (99)(a)      CMS Energy press release dated December 6, 1999

     (99)(b) Joint press release of the Michigan Chamber of Commerce and the Michigan Manufacturers Association announcing the broad support for proposed Michigan legislation on electric restructuring

     (99)(c) Joint motion of ABATE and Consumers Energy to suspend proceedings before the Michigan Public Service Commission



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              CMS ENERGY CORPORATION



Dated:     December 6, 1999                   By: /s/ Alan M. Wright
                                                  ------------------------------
                                                  Alan M. Wright
                                                  Senior Vice President and
                                                  Chief Financial Officer



                                              CONSUMERS ENERGY COMPANY



Dated:     December 6, 1999                   By:/s/ Alan M. Wright
                                                 -------------------------------
                                                  Alan M. Wright
                                                  Senior Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION
----------               -----------

 (99)(a)     -   CMS Energy press release dated December 6, 1999

 (99)(b)     -   Joint press release of the Michigan Chamber of Commerce and the
                 Michigan Manufacturers Association announcing the broad support for proposed Michigan legislation on electric restructuring

 (99)(c)     -   Joint motion of ABATE and Consumers Energy to suspend
                 proceedings before the Michigan Public Service Commission